SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 25, 1998

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 25, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.

                                              Reimburse-
                                     Realized   ment of
      Beginning                       Loss of   Realized  Remaining
Class  Balance   Principal  Interest Principal   Losses    Balance
FXA-1     155717     155717      895        0           0        0
FXA-2   20330194      13968   131299        0           0 20316226
FXA-3   11623696    1650828    71195        0           0  9972868
FXA-4   13200375          0    82502        0           0 13200375
FXA-5    5125000          0    33099        0           0  5125000
FXA-6    4001000          0    25840        0           0  4001000
FXA-7    1000000          0     6458        0           0  1000000
FXA-8   10775909    1056921    54764        0           0  9718987
FXA-9   10775909 NA            21566 NA                 0  9718987
FXP        79863       6894 NA              0           0    72969
FXS      6349043 NA            41004 NA                 0  6162138
A-1     26770690    1272562   172894        0           0 25498129
A-2      6962000          0    44963        0           0  6962000
A-3      1951000          0    12600        0           0  1951000
A-4     13572166      10518    87654        0           0 13561647
P        1007485      21124 NA              0           0   986361
S         661045 NA             4269 NA                 0   633682
B-1      5145574       3719    33232        0           0  5141855
B-2      2093115       1513    13518        0           0  2091602
B-3      1308196        945     8449        0           0  1307251
B-4       784917        567     5069        0           0   784350
B-5       436066        315     2816        0           0   435751
B-6       697706        504     4506        0           0   697202
R              0          0        0        0 NA                 0
RP             0          0        0        0 NA                 0




                                     Reimbur-
                                      ment of
     Beginning                       Realized Remaining
ClassBalance     Principal  Interest  Losses  Balance
FXA-1  10.340764  10.340764 0.059459 0.000000    0.000000
FXA-2 991.716781   0.681354 6.404838 0.000000  991.035427
FXA-31000.000000 142.022649 6.125000 0.000000  857.977351
FXA-41000.000000   0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000   0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000   0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000   0.000000 6.458330 0.000000 1000.000000
FXA-8 389.502384  38.203122 1.979464 0.000000  351.299262
FXA-9 389.502384   0.000000 0.779511 0.000000  351.299262
FXP   981.249309  84.709113 0.000000 0.000000  896.540196
FXS   651.138389   0.000000 4.205268 0.000000  631.970027
A-1   616.205907  29.291740 3.979663 0.000000  586.914167
A-2  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-3  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-4   990.669020   0.767769 6.398071 0.000000  989.901251
P     926.226696  19.420436 0.000000 0.000000  906.806260
S     550.082465   0.000000 3.552616 0.000000  527.312702
B-1   991.291436   0.716434 6.402090 0.000000  990.575002
B-2   991.291440   0.716433 6.402089 0.000000  990.575007
B-3   991.291448   0.716434 6.402092 0.000000  990.575014
B-4   991.291429   0.716432 6.402092 0.000000  990.574997
B-5   991.291461   0.716440 6.402090 0.000000  990.575021
B-6   991.291951   0.716333 6.402097 0.000000  990.575618
R       0.000000   0.000000 0.000000 0.000000    0.000000
RP      0.000000   0.000000 0.000000 0.000000    0.000000








	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: June 25, 1998